                                                                    EXHIBIT 99.1



                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                               FLEET STATUS UPDATE
                                  JULY 9, 2003

                                                                        YEAR
          RIG                             RIG DESIGN                   REBUILT      DEPTH             LOCATION
------------------------        -------------------------------       ---------   ---------     ----------------------
U.S. GULF OF MEXICO (15)
------------------------

JACKUPS (4)
-----------

# Noble Eddie Paul              MLT Class 84-E.R.C. (T)               1976/1995    390'-IC      South Timbalier 296

# Noble Bill Jennings           MLT Class 84-E.R.C. (T)               1975/1997    390'-IC      Eugene Island 295

# Noble Tom Jobe                MLT Class 82-SD-C (T) (Z)               1982       250'-IC      High Island 116

# Noble Carl Norberg            MLT Class 82-C (T)                    1976/1996    250'-IC      South Timbalier 21

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano             Noble EVA 4000TM (T)                  1981/1998     6,000'      Green Canyon 518

Noble Jim Thompson              Noble EVA 4000TM (T)                  1984/1999     6,000'      Mississippi Canyon 765

# Noble Amos Runner             Noble EVA 4000TM (T)                  1982/1999     6,600'      Viosca Knoll 830

# Noble Max Smith               Noble EVA 4000TM (T)                  1980/1999     6,000'      Green Canyon 380

# Noble Homer Ferrington        F&G 9500 Enhanced Pacesetter (T)      1985/2000     6,000'      West Cameron 582

Noble Clyde Boudreaux           F&G 9500 Enhanced Pacesetter          1987/1999    10,000'      MS - Signal shipyard

# Noble Lorris Bouzigard        IPF Pentagone (T)                     1975/2003   4,000' **     Garden Banks 200

# Noble Therald Martin          IPF Pentagone (T)                     1977/2003   4,000' **     MS - Signal shipyard


SUBMERSIBLES (3)
----------------

# Noble Joe Alford              Pace 85                               1982/1997     85'-C       Eugene Island 53

# Noble Lester Pettus           Pace 85                               1982/1997     85'-C       East Cameron 63

Noble Fri Rodli                 Transworld                            1979/1998     70'-C       West Cameron 29

INTERNATIONAL (40)
------------------

MEXICO JACKUPS (7)
------------------

Noble Lewis Dugger              Levingston Class 111-C (T)            1977/1997    300'-IC      Bay of Campeche

Noble Gene Rosser               Levingston Class 111-C (T)            1977/1996    300'-IC      Bay of Campeche


                                                    ANTICIPATED
        RIG                        OPERATOR         EXPIRATION          ($000)                    COMMENTS
------------------------         ------------       -----------        -------      ----------------------------------------
U.S. GULF OF MEXICO (15)
------------------------

JACKUPS (4)
-----------

# Noble Eddie Paul                  Apache             8/2003             *

# Noble Bill Jennings                Nexen             7/2003           32-34       Rate effective 5/15/2003 through +/-
                                                                                    7/09/2003. Rig in yard from +/-
                                                                                    7/09/2003 until +/- 7/24/2003 preparing
                                                                                    for Pemex contract , then commence tow
                                                                                    to Mexico for a 8/01/2003 start of
                                                                                    716-day contract @ $50-52.


# Noble Tom Jobe                  Forest Oil           7/2003           25-27       Rate effective 6/01/2003. Option well at
                                                                                    mutually agreed rate following current
                                                                                    well.

# Noble Carl Norberg              J.M. Huber           8/2003           23-25       Rate effective 6/28/2003. Option well at
                                                                                    mutually agreed rate following current
                                                                                    well.

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano                Anadarko           10/2003           84-86       Rate effective 6/28/2003 for 120 days.
                                                                                    Anadarko to receive a 1/2 day credit per
                                                                                    contract day against its obligation on
                                                                                    the Noble Max Smith.

Noble Jim Thompson                   Shell             7/2004          154-156

# Noble Amos Runner              ChevronTexaco         8/2004          146-148      One well farm out from Marathon.

# Noble Max Smith                  Dominion            1/2005          154-155      Rate effective through +/- 7/15/2003.
                                                                                    Next to Anadarko for a 45 day well @
                                                                                    $154-156. Anadarko has +/- 131 days
                                                                                    remaining on its contract obligation on
                                                                                    the Noble Max Smith. Amerada Hess has
                                                                                    +/- 92 days remaining on its contract
                                                                                    obligation on the Noble Max Smith.
                                                                                    Indicated anticipated expiration date
                                                                                    could occur earlier provided operators
                                                                                    fully utilize their contract obligation
                                                                                    days.

# Noble Homer Ferrington            Stacked            3/2005           44-46       Rig stacked since 2/15/2003. Receiving a
                                                                                    stack rate effective 4/25/2003 through
                                                                                    5/24/2003 and again from 6/24/2003
                                                                                    through 7/23/2003. The rig will commence
                                                                                    a +/- 45-day well for Pioneer/Mariner on
                                                                                    +/- 8/01/2003 @ $104-106. This well will
                                                                                    complete Mariner's obligation under its
                                                                                    contract for the Noble Homer Ferrington.
                                                                                    Noble Energy has +/- 379 days remaining
                                                                                    under its contract obligation. Upon
                                                                                    completion of the Pioneer/Mariner well,
                                                                                    the rig will commence a +/- 120-day
                                                                                    contract for Nexen @ $85-90.

Noble Clyde Boudreaux              Shipyard                                         Previously disclosed lay-up plan for
                                                                                    suspension of project currently being
                                                                                    implemented. The hull is ready to
                                                                                    install drilling equipment upon
                                                                                    improvement in market conditions and
                                                                                    commitment from an operator. Bid to BP
                                                                                    for the Atlantis development project.

# Noble Lorris Bouzigard            Stacked                                         Rig stacked since 5/25/2003.

# Noble Therald Martin             Shipyard                                         Rig undergoing upgrade/refurbishment to
                                                                                    living quarters and drilling equipment.
                                                                                    Rig scheduled to be available for
                                                                                    service in July 2003.


SUBMERSIBLES (3)
----------------

# Noble Joe Alford                Forest Oil           7/2003           19-20       Option well at mutually agreed rates.

# Noble Lester Pettus              Hunt Oil            8/2003           20-21       Rate effective 5/08/2003.

Noble Fri Rodli                     Stacked                                         The rig is being actively marketed.

INTERNATIONAL (40)
------------------

MEXICO JACKUPS (7)
------------------

Noble Lewis Dugger                   Pemex             7/2004           56-58

Noble Gene Rosser                    Pemex             4/2005           48-50

                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                               FLEET STATUS UPDATE
                                  JULY 9, 2003



                                                                        YEAR
          RIG                             RIG DESIGN                   REBUILT      DEPTH             LOCATION
------------------------        -------------------------------       ---------   ---------     ----------------------

Noble Sam Noble                 Levingston Class 111-C (T)              1982       300'-IC      Bay of Campeche

Noble John Sandifer             Levingston Class 111-C (T)            1975/1995    300'-IC      Bay of Campeche

Noble Johnnie Hoffman           BakMar BMC 300 IC (T) (Z)             1976/1993    300'-IC      Bay of Campeche

Noble Leonard Jones             MLT Class 53-E.R.C. (T)               1972/1998    390'-IC      Bay of Campeche

Noble Earl Frederickson         MLT Class 82-SD-C (T) (Z)             1979/1999    250'-IC      Bay of Campeche

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor                BakMar BMC 150 IC (T)                 1982/1993    150'-IC      Brazil

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff                Noble EVA 4000TM (T)                  1981/1998   8,900'-DP     Brazil

BRAZIL DRILLSHIPS (3)
---------------------

# Noble Leo Segerius            Gusto Engineering Pelican (T)         1981/1996   5,000'-DP     Brazil

Noble Muravlenko                Gusto Engineering Ice Class (T)       1982/1997   4,000'-DP     Brazil

Noble Roger Eason               Neddrill (T)                          1977/1997   6,000'-DP     Brazil


NORTH SEA JACKUPS (8)
---------------------

# Noble Al White                CFEM T-2005 C (T)                     1982/1997    360'-IC      Netherlands

# Noble Byron Welliver          CFEM T-2005 C (T)                       1982       300'-IC      Denmark

# Noble Kolskaya                Gusto Engineering (T)                 1985/1997    330'-IC      Netherlands

# Noble George Sauvageau        NAM (T)                                 1981       250'-IC      Netherlands

# Noble Ronald Hoope            MSC/CJ46 (T)                            1982       250'-IC      United Kingdom

# Noble Piet van Ede            MSC/CJ46 (T)                            1982       250'-IC      Netherlands

# Noble Lynda Bossler           MSC/CJ46 (T) (Z)                        1982       250'-IC      Netherlands

# Noble Julie Robertson         Baker Marine Europe Class (T)         1981/2000   390'-IC***    United Kingdom

NORTH SEA
SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld       Offshore SCP III Mark 2 (T)           1979/2000     1,500'      United Kingdom

WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead         F&G L-780 MOD II-IC (T)               1982/1990    300'-IC      Nigeria

# Noble Percy Johns             F&G L-780 MOD II-IC (T)               1981/1995    300'-IC      Nigeria

Noble Roy Butler                F&G L-780 MOD II-IC (T)               1982/1996  300'-IC****    Nigeria





                                                    ANTICIPATED
        RIG                        OPERATOR         EXPIRATION          ($000)                    COMMENTS
------------------------         ------------       -----------        -------      ----------------------------------------
Noble Sam Noble                      Pemex            10/2005           49-51

Noble John Sandifer                  Pemex             7/2005           49-51

Noble Johnnie Hoffman                Pemex             7/2005           49-51

Noble Leonard Jones                  Pemex             5/2005           48-50

Noble Earl Frederickson              Pemex             8/2006           39-40

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor                    Stacked

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff                   Petrobras           5/2005          138-140

BRAZIL DRILLSHIPS (3)
---------------------

# Noble Leo Segerius               Petrobras           5/2005          109-111      Rig on downtime for 10 days in June
                                                                                    changing out drilling riser. Riser
                                                                                    change out due to inspection and further
                                                                                    technical review and analysis of design
                                                                                    of bolts used to make riser flange
                                                                                    connection.
Noble Muravlenko                   Petrobras           9/2003           58-60

Noble Roger Eason                  Petrobras          12/2003           74-76


NORTH SEA JACKUPS (8)
---------------------

# Noble Al White                  Wintershall          9/2003           57-59       Rate commenced on 5/25/2003. Wintershall
                                                                                    has 2 x 1 well options.

# Noble Byron Welliver              Maersk             8/2003           62-63       One year contract extension from
                                                                                    8/30/2003 @ $54-56.

# Noble Kolskaya                  Wintershall         10/2003           67-69       Next well on +/- 7/10/2003 for +/- 90
                                                                                    days @ $59-60, plus 2 x 1 well options.

# Noble George Sauvageau              NAM              4/2004           60-61       Rig in shipyard for upgrade to rig's
                                                                                    derrick from 6/11/2003 until 7/03/2003.
                                                                                    Rig in accommodation mode at current rate
                                                                                    until +/- 8/03/2003, then rate to $66-67
                                                                                    until 11/10/2003. Thereafter, rate based
                                                                                    on market index through 4/2004.

# Noble Ronald Hoope                Venture           10/2003           68-70       Rate commenced on 6/01/2003, plus 2 x 1
                                                                                    well options.

# Noble Piet van Ede             Gaz de Franz         10/2003           65-67

# Noble Lynda Bossler                 BP              10/2003           67-69       Option well remaining at same rate.

# Noble Julie Robertson               BG              10/2003           55-57       Rate commenced 6/08/2003.

NORTH SEA
SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld         Kerr-McGee          10/2003           42-43       Current rate effective through +/-
                                                                                    7/18/2003. Two option wells exercised at
                                                                                    rate of $47-49 following current well,
                                                                                    plus 1 option well at mutually agreed
                                                                                    rates.

WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead              Addax             8/2003           54-56       Rig will be in shipyard for +/- 60 days
                                                                                    from +/- 9/01/2003 for hull and leg
                                                                                    repair. Bid to Addax for a two-year
                                                                                    program to commence November 2003.

# Noble Percy Johns                 Stacked                                         Rig released on 5/03/2003. Bid to Vaalco
                                                                                    on a two-well program in Gabon to
                                                                                    commence 9/2003.

Noble Roy Butler                 ChevronTexaco         4/2004           51-52

                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                               FLEET STATUS UPDATE
                                  JULY 9, 2003





                                                                        YEAR
          RIG                             RIG DESIGN                   REBUILT      DEPTH             LOCATION
------------------------        -------------------------------       ---------   ---------     ----------------------
Noble Ed Noble                  MLT Class 82-SD-C (T)                 1984/1990    250'-IC      Nigeria

Noble Lloyd Noble               MLT Class 82-SD-C (T)                 1983/1990    250'-IC      Nigeria

# Noble Don Walker              BakMar BMC 150 IC (T)                 1982/1992    150'-IC      Nigeria

ARABIAN GULF JACKUPS (9)
-------------------------

Noble Kenneth Delaney           F&G L-780 MOD II-IC (T)               1983/1998    300'-IC      UAE (Abu Dhabi)

Noble George McLeod             F&G L-780 MOD II-IC (T)               1981/1995    300'-IC      UAE (Abu Dhabi)

Noble Jimmy Puckett             F&G L-780 MOD II-IC (T)               1982/2002    300'-IC      UAE (Sharjah)

Noble Crosco Panon              Levingston Class 111-C (T)            1976/2001    300'-IC      Qatar

# Noble Gus Androes             Levingston Class 111-C (T)            1982/1996    300'-IC      Qatar

# Noble Chuck Syring            MLT Class 82-C (T)                    1976/1996    250'-IC      UAE (Sharjah)

# Noble Charles Copeland        MLT Class 82-SD-C (T)                 1979/2001    250'-IC      Bahrain

# Noble Roy Rhodes              MLT 116-C (T)                           1979     300'-IC****    UAE (Dubai)

Noble Dhabi II                  Baker Marine-150 (T)                    1982       150'-IC      UAE (Abu Dhabi)

INDIA JACKUP (1)
----------------

Noble Ed Holt                   Levingston Class 111-C (T)            1981/1994    300'-IC      India

FAR EAST
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                F&G 9500 Enhanced Pacesetter            1986       10,000'      Dalian, China

Bingo 9000 - Rig 3              Trosvik Bingo 9000                      1999     10,000' *****  Dalian, China

Bingo 9000 - Rig 4              Trosvik Bingo 9000                      1999     10,000' *****  Dalian, China

                                                    ANTICIPATED
        RIG                        OPERATOR         EXPIRATION          ($000)                    COMMENTS
------------------------         ------------       -----------        -------      ----------------------------------------

Noble Ed Noble                      Stacked

Noble Lloyd Noble                ChevronTexaco         8/2003           44-46       Incurred eight days of downtime in July.

# Noble Don Walker                  Stacked                                         To commence two-well contract (70 days)
                                                                                    with Brass on +/- 7/22/2003 @ $41-43.

ARABIAN GULF JACKUPS (9)
-------------------------

Noble Kenneth Delaney                 NDC              5/2004           53-54

Noble George McLeod                   NDC              6/2004           53-54

Noble Jimmy Puckett                 Ras Gas            9/2004                       Rigging up on location to commence
                                                                                    seven-well contract (450 days)
                                                                                    @ $51-53 on +/- 7/10/2003. Rig on
                                                                                    standby rate of $17-19 from 4/26/2003 to
                                                                                    6/28/2003.

Noble Crosco Panon                   Total            10/2004           44-46

# Noble Gus Androes                 Maersk            12/2003           47-49       Rate effective 7/01/2003.

# Noble Chuck Syring                Stacked                                         Rig released on 6/21/2003. Received LOI
                                                                                    from Qatar Petroleum for a two-year
                                                                                    contract @ $51-52 to commence +/-
                                                                                    8/05/2003.

# Noble Charles Copeland           Shipyard                                         Rig released 5/18/2003. Currently
                                                                                    undergoing spud can inspection. Next to
                                                                                    Anadarko on +/- 7/10/2003 for +/- 60
                                                                                    days at rates ranging from $49-53,
                                                                                    depending on type of well.

# Noble Roy Rhodes                    DPC              1/2004           42-43       Variable rate tied to North Sea Standard
                                                                                    Jackup rates. Rate increases to $44-45
                                                                                    on 7/12/2003.

Noble Dhabi II                       ADOC              7/2004           31-32

INDIA JACKUP (1)
----------------

Noble Ed Holt                        ONGC              4/2006           48-49

FAR EAST
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                   Shipyard                                         Completing engineering.

Bingo 9000 - Rig 3                 Shipyard                                         Baredeck hull.

Bingo 9000 - Rig 4                 Shipyard                                         Baredeck hull.



--------------------------------------------------
(# ) Denotes change from previous report.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Timing of aluminum riser deployment is currently scheduled for 3Q 2003.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.


                                     Page 3